UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2019

APPLIED INDUSTRIAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

OHIO	1-2299	34-0117420
(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or Organization)	Number)	Identification No.)

One Applied Plaza, Cleveland, Ohio 44115
(Address of Principal Executive Officers) (Zip Code)

Registrant's Telephone Number, Including Area Code: (216) 426-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	AIT	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 13, 2019, Madhuri A. Andrews and Mary Dean Hall were elected to the Board of Directors of Applied Industrial Technologies, Inc. (“Applied”). Applied issued the press release attached as Exhibit 99.1 announcing the elections.

Neither director has been appointed yet to a Board committee.

Ms. Andrews, age 52, was elected for a term expiring in October 2021. She has served as Senior Vice President, Chief Digital and Information Officer for Jacobs Engineering Group Inc. (NYSE: JEC) since June 2019 and had been Senior Vice President and Chief Information Officer from August 2018 to June 2019. Jacobs Engineering Group is one of the largest technical professional services firms in the world, providing a diverse range of technical, professional, and construction services to a large number of industrial, commercial, and governmental clients. From January 2015 to August 2018, she was Chief Information Officer at DynCorp International LLC, a global aviation, logistics, intelligence, and field operations service provider. Prior to then, she was Senior Vice President and Chief Information Officer at CompuCom Systems, Inc., an information technology managed services company.

Ms. Hall, age 62, was elected for a term expiring in October 2019. She has served as Senior Vice President, Chief Financial Officer and Treasurer of Quaker Houghton (NYSE: KWR) (formerly Quaker Chemical Corporation) since August 2019 and had been Vice President, Chief Financial Officer and Treasurer prior to then, since November 2015. Quaker Houghton is the global leader in industrial process fluids for the primary metals and metalworking markets. Before then, she served in various finance and treasury roles of increasing responsibility with Eastman Chemical Company (NYSE: EMN), a global manufacturer of advanced materials, specialty chemicals, plastics, and fibers, most recently as Vice President and Treasurer.

As directors, Ms. Andrews and Ms. Hall will receive the same compensation for their services as directors and committee members paid to all other non-employee directors, which compensation is described under the subheading “Components of Compensation Program” on pages 11 and 12 of Applied's proxy statement relating to its Annual Shareholder Meeting held on October 30, 2018, which was filed with the U.S. Securities and Exchange Commission on September 14, 2018. Since the filing of that proxy statement, the Board modified the compensation program to adjust the quarterly retainers, effective January 1, 2019, as follows:

Position	Quarterly Retainer ($)
Each Non-Employee Director	23,750
Board Chairman	Additional 17,500
Audit Committee Chair	Additional 5,000
Corporate Governance Committee Chair	Additional 3,125
Executive Org. & Comp. Committee Chair	Additional 3,750

The description of non-employee director compensation in the proxy statement under the subheading “Components of Compensation Program”, as so modified, is incorporated herein by reference.

There are no relationships or related person transactions involving Ms. Andrews or Ms. Hall that would be required to be disclosed in accordance with Item 404 of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

APPLIED INDUSTRIAL TECHNOLOGIES, INC.
(Registrant)

By: /s/ Fred D. Bauer
Fred D. Bauer, Vice President-General Counsel & Secretary
Date: August 13, 2019

Exhibit No.    Description

99.1	The following exhibit is furnished with this Report on Form 8-K: Press release of Applied Industrial Technologies, Inc. dated August 13, 2019.